Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

Main Street Capital Corporation Fixed Income Investor Presentation October 2014 Note: All financial and portfolio information included in this presentation is as of June 30, 2014, unless otherwise specifically footnoted or indicated.

Disclaimers MAIN cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. Except as otherwise footnoted within this presentation, the forward-looking statements in this presentation are based on current conditions as of October 24, 2014 and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the expectations for our asset management business, our dividend policy, our target leverage ratios and the amount of leverage available to us and our access to the public capital markets for follow on equity offerings. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. The summary descriptions and other information included herein and any other materials provided to you by the Company or its representatives are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to the Company, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete, and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and the Company’s related documentation. MAIN has an existing effective shelf registration statement on Form N-2 on file with the Securities and Exchange Commission relating to the offer and sale from time to time of its securities. Investors are advised to carefully consider the investment objective, risks and charges and expenses of Main Street before investing. The prospectus included in the shelf registration statement, together with any related prospectus supplement, contain this and other information about MAIN and should be read carefully before investing. An offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When a prospectus is available, copies may be obtained from RBC Capital Markets LLC, Attention: Investment Grade Syndicate Desk, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10179, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, telephone: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; or Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, NY 10019. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of the Company. The preliminary estimates of third quarter 2014 results furnished in this presentation are based on MAIN’s preliminary determinations and current expectations, and such information is inherently uncertain. The preliminary estimates are subject to completion of MAIN’s customary quarterly closing and review procedures, including the determination of the fair value of MAIN’s portfolio investments by the MAIN Board of Directors, and have not yet been approved by the MAIN Board of Directors. As a result, actual results could differ materially from the current preliminary estimates based on adjustments made during MAIN’s quarterly closing and review procedures and MAIN’s reported information in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding MAIN’s financial condition and results of operations for the quarter ended September 30, 2014 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in this presentation and should view this information in the context of MAIN’s full third quarter 2014 results when such results are disclosed by MAIN in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The information furnished in this presentation is based on current MAIN management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information. Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income, distributable net realized income, and related per share measures is useful and appropriate supplemental disclosure for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing MAIN’s financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP and distributable net investment income and distributable net realized income is presented in the Income Statement Summary for each of the quarterly and annual periods presented in the Appendix.

Investment Opportunity Unique Focus on the under-served Lower Middle Market Inefficient asset class with less competition Unique market opportunity with attractive risk-adjusted returns Generally first lien, senior secured debt plus meaningful equity participation Invest in complementary interest-bearing Middle Market and Private Loan debt investments Lower risk / more liquid asset class Opportunity for continuous investment activity Generally first lien senior secured debt investments Internally managed, efficient and leverageable cost structure drives greater returns Alignment of management with our shareholders and lenders Lowest operating cost in BDC industry Conservative monthly dividend policy (significant net investment income coverage) and historical net asset value per share growth Strong liquidity position and stable capitalization; target long-term total debt to equity ratio of less than 75% MAIN has long history of trading at a premium to NAV, allowing for consistent access to equity capital markets Highly invested management team with successful track record; limited historical turnover Niche investment strategy with lower correlation to broader debt / equity markets

MAIN Overview Internally-managed Business Development Company (“BDC”) IPO in 2007 Approximately $2 billion in capital under management $1.37 billion market capitalization as of October 23, 2014 Invests in the under-served Lower Middle Market (“LMM”) Generally companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Includes debt (primarily first lien, senior secured) and equity investments – single source of capital for LMM companies Long-term history in LMM – first SBIC license in 2002 and active participation since 1997 through industry consolidation efforts Invests in interest-bearing debt investments in Middle Market companies Generally issuances of first lien, senior secured and/or rated debt securities Generally larger companies than LMM investment strategy Significant management ownership / investment in MAIN Headquartered in Houston, Texas Hybrid debt and equity investment strategy, internally managed operating structure and focus on LMM differentiates MAIN from other investment firms

Issuer Diversification: 174 portfolio companies – one of the most diverse in BDC space Largest investment represents approximately 3% of trailing twelve months (“TTM”) investment income, with most below 1% for TTM period ended June 30, 2014 Largest investment is <2.5% of total portfolio fair value, with most below 1% as of June 30, 2014 Top 10 investments represent approximately 20% of TTM total investment income and 16% of total portfolio investment fair value for the period ended June 30, 2014 Industry Diversification: Portfolio includes virtually all Global Industry Classification Standard (“GICS”) code categories Largest industry concentration as a percentage of cost is 10% Sub-industry verticals further limit exposure within each broader GICS Industry category End markets are even more diverse Geographic Diversification: Out of 5 “super regions” in US, the largest concentration at cost is the Southwest region at 26% followed by the Northeast region at 22% and then the West region at 19% First Lien Senior Secured Debt Focus: 88% of debt investments and 75% of total portfolio investments at cost are first, lien senior secured debt investments Lower Middle Market (85%;63%); Middle Market (92%;91%); Private Loan (82%;79%) Diversified Portfolio & Senior Debt Focus = Risk Mitigation(1) (1) Figures presented are inclusive of Lower Middle Market, Middle Market, Private Loans and Other portfolio investments, except number of portfolio companies which exclude MAIN’s five Other Portfolio Investments

Key Credit Highlights Established network of direct intermediary relationships in the LMM dating back to 1997 Completed over 120 LMM portfolio company investments since 2002 Very favorable reputation within the Small Business Investment Company (“SBIC”) community (SBIC of the Year in 2011) (1) Per amendment to credit facility dated September 25, 2014 (2) Includes low end of range for estimated realized gains recorded in the third quarter 2014; see press release dated October 23, 2014 for additional details 75% of total cost of portfolio investments are first lien, senior secured debt investments Conservative LMM debt portfolio statistics – Median Sr Debt to EBITDA Ratio of 2.1x and Median EBITDA to Senior Interest Expense Coverage Ratio of 3.6x Over $140 million, or greater than $3 per share, of net unrealized appreciation $522.5 million revolving credit facility with five year fully revolving term; maintain large undrawn capacity(1) Middle Market debt investments provide access to liquidity when necessary Long-term, established access to public capital markets for follow-on equity offerings Return on equity ranging between 13.8% and 21.3% for 2010 through 2013 Cumulative net realized gains of $27.2 million(2) and net unrealized appreciation > $140 million Never paid a return of capital distribution – all dividends covered by income and realized gains Conservative use of leverage – total debt to equity ratio of 61%; BDC debt to equity ratio of 37%; long-term target total debt to equity ratio of less than 75% Premium valuation to NAV – long-term, proven ability to access equity markets SBIC Debentures = $225 million of attractive long-term debt capital (“debt-like” equity) Highly experienced and seasoned management team have created a disciplined corporate culture and a strong track record of success Internally managed structure provides vastly superior governance (Compensation Committee) High quality Board of Directors; highly engaged

Lower Middle Market Investment Strategy Investment Objectives High cash yield from first lien, senior secured debt investments; plus Periodic capital gains / cash dividends from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Ability to become a partner vs. a “commoditized vendor of capital” Combined senior secured debt and equity investment strategy results in shared control of portfolio companies with the owner-operators Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns

Middle Market Debt Investment Strategy Investment Objective Generate cash yield from secured debt investments to support MAIN monthly dividend Generally investments in first lien, senior secured and/or rated debt securities 92% of Middle Market debt portfolio is first lien, senior secured term debt Majority have a B or BB S&P rating Floating rate securities Investments in 93 companies Generally larger companies than the LMM investment strategy Middle Market portfolio companies have weighted average EBITDA of approximately $68.8 million More relative liquidity than LMM investments 6% – 12% targeted gross yields Weighted average yield of 7.5% Net returns positively impacted by lower overhead requirements / modest leverage MAIN maintains a portfolio of interest-bearing debt investments in Middle Market companies

Beneficial Internally Managed Operating Structure – Operating Expense as Percentage of Total Assets(1) “Internally managed” structure means no external management fees or expenses are paid, providing operating leverage to MAIN’s business. MAIN targets total operating and administrative costs at or less than 2% of assets Efficient and leveragable operating structure MAIN’s internally managed operating structure provides significant operating leverage and greater returns for our stakeholders (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) For the trailing twelve month period ended June 30, 2014 (3) Internally Managed BDC Group includes: ACAS, HTGC, KCAP, MCGC and TCAP (4) Externally Managed BDC Group includes: AINV, ARCC, BKCC, FSC, GAIN, GLAD, HRZN, PNNT, PSEC, SLRC, and TCRD (5) Calculation represents the average for the companies included in each index and is based upon the trailing twelve month period ended June 30, 2014 as derived from each company’s SEC filings (6) Excludes non-recurring, accelerated share-based compensation expense associated with the retirement of an employee in the third quarter of 2013 MAIN (2)(6) Internally Managed BDC’s (3)(5) Externally Managed BDC’s (4)(5)

MAIN Strategy Produces Differentiated Results

MAIN ST

Three Pronged Value Proposition – Three Ways to Win are Better Than One

1. **Sustain and Grow Distributable Net Investment Income ("DNII") / Maintain Conservative Approach to Paying Regular Monthly Dividends**
   - 87% increase in DNII from $0.30 per share in Q4 2007 to $0.56 per share in Q2 2014
   - Conservative stated policy of setting recurring monthly dividends at 90% - 95% of actual DNII
   - Never paid a return of capital distribution, allowing all equity raised to be retained for benefit of MAIN lenders
   - Multi-faceted investment strategy supports value creation over various cycles and markets
2. **Generate Significant Net Realized Gains**
   - Generate net realized gains through periodic exits / sales of LMM equity investments
   - Cumulative net realized gains since October 2007 IPO of $27.2 million as of September 30, 2014(1)
   - Provides cushion / offset for the inevitable credit impairments and losses in debt portfolio
   - Primary generator of spillover taxable income ($0.77 per share), which represents retained earnings to support lender's position in MAIN's capital structure(2)
   - Stated goal of maintaining spillover income at a multiple of our supplemental dividend provides visibility to retained earnings
3. **Disciplined and Consistent Growth of Net Asset Value**
   - Generate net unrealized appreciation through retained LMM equity investments
   - $12.85 at December 31, 2007 to $21.03 at June 30, 2014 – 64% growth; CAGR of 7.9%
   - Primarily through net unrealized appreciation (~40%), spillover income (~10%), and accretive offerings (~50%)
   - Debt-focused BDCs (which is most BDCs) cannot generate NAV per share growth through the cycles, making lenders more susceptible to collateral impairment/risk in downturn
   - Unrealized appreciation provides lenders with additional retained earnings / collateral to support lenders' position in MAIN's capital structure

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

Page 10

(1) Includes low end of range for estimated realized gains recorded in the third quarter 2014; see press release dated October 23, 2014 for additional details
(2) Amount of spillover taxable income estimated as of June 30, 2014

Alignment of Interests Between MAIN Management and MAIN Investors

Management Alignment

- Internally managed vs. externally managed
  - Has asset growth been accretive to stakeholders – earnings, dividend, NAV per share?

(2013 Growth %)	Assets[4]	NII Per Share[5]	Dividends Per Share [3][5]	NAV Per Share[4]
MAIN	31%	3%	9%	7%
Externally Managed (Average)[1]	30%	(6%)	(6%)	0%
Internally Managed (Average)[2]	(2%)	(4%)	8%	3%

  - Incentives to maximize value increases and rationalize dilutive equity or debt capital raises

Management Ownership

- Senior executives own 2.6 million shares worth ~$86 million
  - $16.0 million purchased as part of or since 2007 IPO
- Broad / significant ownership throughout greater MAIN team through restricted stock
  - Focuses our personnel on drivers of total return to investors – net investment income and NAV

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

Page 11

(1) Externally managed BDC's include AINV, ARCC, BKCC, FSC, GAIN, GLAD, HRZN, PNNT, PSEC, SLRC, TCRD
(2) Internally managed BDC's include ACAS, HTGC, KCAP, MCGC, TCAP
(3) Excludes supplemental/special dividends
(4) Source: Annual and quarterly SEC filings
(5) Source: BB&T Capital Markets April16, 2014 Private Finance Fact Book

MAIN Strategy Produces Differentiated Returns[1]

MAIN ST

Preserving (or Increasing) Value through Economic Cycles?

Declining Net Asset Value = Risk to Lenders

BDCs Public for > 5 Years	12/31/2013 NAV/Share	12/31/2008 NAV/Share	% Growth (Decline)	Five-Year CAGR
MAIN[2]	$19.89	$12.20	63.0%	10.3%
Triangle Capital Corporation	$16.10	$13.22	21.8%	4.0%
Hercules Technology Growth Capital	$10.51	$11.56	-9.1%	-1.9%
Ares Capital Corporation	$16.46	$11.27	46.1%	7.9%
Prospect Capital Corporation	$10.73	$14.43	-25.6%	-5.8%
PennantPark Investment Corp.	$10.80	$10.24	5.5%	1.1%
TICC Capital Corp.	$9.85	$7.68	28.3%	5.1%
Fifth Street Finance Corporation	$9.85	$11.86	-16.9%	-3.6%
American Capital, Ltd.	$18.97	$15.41	23.1%	4.2%
BlackRock Kelso Capital Corporation	$9.54	$9.23	3.4%	0.7%
Gladstone Investment Corporation	$8.49	$10.15	-16.4%	-3.5%
OHA Investment Corporation[3]	$9.20	$12.15	-24.3%	-5.4%
KCAP Financial, Inc.	$7.51	$9.03	-16.8%	-3.6%
Gladstone Capital Corporation	$10.10	$12.29	-16.1%	-3.5%
Apollo Investment Corporation	$8.57	$9.87	-13.2%	-2.8%
MCG Capital Corporation	$4.74	$8.66	-45.3%	-11.4%
Group Average			0.5%	-0.5%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Source: Individual company SEC filings
(2) MAIN NAV/Share growth primarily due to unrealized appreciation (~45%); spillover income (~10%); and accretive offerings (~45%) as of December 31, 2013
(3) Formerly known as NGP Capital Resources Company

Page 12

Primarily includes complementary LMM debt (first lien, senior secured) and equity investments and Middle Market first lien, senior secured debt investments Total investment portfolio consists of 47% LMM / 40% Middle Market / 10% Private Loan / 3% Other Portfolio investments (as a percentage of fair value) 174 LMM, Middle Market and Private Loan portfolio companies Average investment size of $7.1 million Largest individual portfolio companies represent 3.2%(1) of total investment income and 2.3% of total portfolio fair value (most investments are less than 1%) Two non-accrual investments, which represent 1.2% of the total investment portfolio at fair value and 3.5% at cost. Significant diversification Total Investment Portfolio Diversity provides structural protection to investment portfolio, revenue sources, income and cash flows Issuer Industry Transaction type (1) Based upon total investment income for the trailing twelve months ended June 30, 2014 Geography End markets Vintage

Diversified Total Portfolio (as a Percentage of Cost) (1) Total Portfolio by Industry (1) Invested Capital by Geography (2) 19% 18% 26% 15% 22% (1) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings, which represent approximately 3% of the total portfolio (2) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 3% of the total portfolio

LMM Investment Portfolio 62 portfolio companies / $670.4 million in fair value 47% of total investment portfolio at fair value Primarily first lien, senior secured debt yielding 14.9% (73% of LMM portfolio at cost) 85% of debt investments have first lien position 93% of debt investments earn fixed-rate, monthly interest 1,000+ basis point net interest margin vs. “matched” fixed interest rate on SBIC debentures Equity in 95% of LMM portfolio companies representing 34% average ownership position (27% of LMM portfolio at cost) Opportunity for capital gains and cash dividend income Approximately 67% of LMM companies(1) with direct equity investment are paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth Lower multiple entry valuations, lower cost basis Over $140 million, or greater than $3 per share, of net unrealized appreciation at June 30, 2014 LMM Investment Portfolio consists of a diversified mix of secured debt and lower cost basis equity investments (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are taxed as flow through entities for tax purposes

LMM Investment Portfolio Median LMM portfolio credit statistics: Senior leverage of 2.1x EBITDA to MAIN debt position 3.6x EBITDA to senior interest coverage Total leverage of 2.1x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $8.5 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio Total LMM portfolio investments at fair value equals 127% of cost Equity component of LMM portfolio at fair value equals 215% of cost Majority of LMM portfolio has de-leveraged and experienced equity appreciation LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics

Middle Market Investment Portfolio 93 investments / $566 million in fair value 40% of total investment portfolio at fair value Average investment size of $6.1 million (less than 1% of total portfolio) More relative investment liquidity compared to LMM investments 95% of Middle Market debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted average yield of 7.5%, representing a 400+ basis point net interest margin vs. “matched” floating rate on the MAIN credit facility Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio (1) 100% of floating interest rates on Middle Market debt investments are subject to contractual minimum “floor” rates

Private Loan Investment Portfolio Investment Objectives Access proprietary investments with attractive risk / reward characteristics Generate cash yield to support MAIN monthly dividend Investment Characteristics Primarily includes secured debt investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis Private Loan portfolio companies have weighted average EBITDA of approximately $12.1 million Generally investments in secured debt securities 96% of Private Loan portfolio is secured debt 82% of Private Loan debt portfolio is first lien term debt Investments in 19 companies Weighted average yield of 11.3% MAIN’s Private Loan investments provide access to proprietary investments

Our Capital Structure Goals Maintain a conservative capital structure Utilize equity offerings for the majority of our capital financing Maximize access to beneficial SBIC Debentures Opportunistically add other long-term debt financing options Maintain a significant revolving credit facility to provide liquidity between long-term debt and equity financings Maintain significant liquidity and maximize duration of debt maturities Match capital structure with investment assets Duration Fixed vs. Floating Disciplined use of debt capital to manage the capital structure within our conservative financial policies Target long-term total debt to equity ratio of less than 75% (1) Based upon total commitments of $522.5 million per subsequent amendment to credit facility dated September 25, 2014; outstanding balance as of June 30, 2014 Existing Capital Structure

Historical DNII, Dividend and NAV Per Share Growth MAIN’s unique focus on equity investments in the Lower Middle Market, along with low cost basis, provides the opportunity for significant NAV growth MAIN’s internally managed operating structure provides significant operating leverage and greater overall returns MAIN’s dividends are covered by DNII and net realized gains = no return of capital distributions and no dilution of MAIN lender’s collateral position Includes recurring monthly and supplemental dividends paid and declared as of August 8, 2014 As of June 30, 2014, MAIN had estimated undistributed taxable income of $34.7 million, or $0.77 per share MAIN (2) Internally Managed BDC’s (3)(5) Externally Managed BDC’s (4)(5)

Financial Snapshot – Sustained Momentum Across All Key Metrics

MAIN ST

($ in 000's)	12/31/2010	12/31/2011	12/31/2012	12/31/2013	Quarter Ended 6/30/2014	6/30/2014 Annualized	Quarter Ended 9/30/2014 Estimate[4]
Total Assets ($)	448,924	737,692	1,036,225	1,360,175	1,548,751		
Debt Capital ($)	219,000	327,000	357,000	528,082	568,882		
Debt Capital as % of Total Assets	48.78%	44.33%	34.45%	38.82%	36.73%		
Assets to Debt Capital Coverage	2.05x	2.26x	2.90x	2.58x	2.72x		
Net Asset Value ($)	245,535	405,711	642,976	792,533	943,410		
Net Asset Value Per Share ($)	13.06	15.19	18.59	19.89	21.03		21.05 to 21.09[1]
Net Asset Value as % of Total Assets	54.69%	55.00%	62.05%	58.27%	60.91%		
Debt to Net Asset Value	89.19%	80.60%	55.52%	66.63%	61.02%		
Debt to Total Capital	47.14%	44.63%	35.70%	39.99%	37.62%		
Investment Income to Interest Expense Coverage	4.03x	4.90x	5.79x	5.76x	6.37x		
Efficiency Ratio %	29.83%	25.50%	20.78%	21.65%	19.81%		
Operating Costs as % of Avg. Total Assets	2.40%	2.24%	1.82%	1.77%	0.40%	1.60%	
Distributable Net Investment Income ($)[2]	20,749	41,324	61,890	79,633	24,552	98,208	
Distributable Net Investment Income Per Share ($)[2]	1.25	1.77	2.09	2.17	0.56	2.24	0.57 to 0.58
Net Investment Income ($)	19,261	39,277	59,325	75,423	23,578	94,312	
Net Investment Income Per Share ($)	1.16	1.69	2.01	2.06	0.53	2.12	0.54 to 0.55
Return on Average Equity (ROAE)[3]:							
Net Investment Income	9.68%	11.83%	11.56%	10.68%	2.72%	10.87%	
Net Realized Income	8.23%	12.62%	14.77%	11.71%	1.98%	7.93%	
Net Increase of Net Assets	16.16%	20.92%	21.31%	13.77%	3.59%	14.35%	

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Quarter ended 9/30/14 estimated Net Asset Value (NAV) Per Share is net of non-investment portfolio related unrealized depreciation of $0.19 per share recorded during third quarter 2014 on the SBIC debentures that are accounted for on a fair value basis; excluding this item, the increase in NAV per share in the third quarter 2014 would range from $0.21 to $0.25 per share
(2) Distributable Net Investment Income is defined as GAAP net investment income plus non-cash share based compensation expense
(3) Excludes impact of changes in the fair value of the SBIC debentures and historical Internal Investment Manager
(4) The preliminary estimates of third quarter 2014 results furnished above are based on Main Street management's preliminary determinations and current expectations; see the Disclaimers slide and press release dated October 23, 2014 for additional details

Page 21

MAIN Co-Founders and Senior Investment Professionals (1) Members of the MAIN Investment Committee (2) Members of the MAIN Credit Committee (3) Chief Credit Officer Co-founded MAIN and MAIN predecessor funds (1997) Co-founded Quanta Services (NYSE: PWR) Partner in charge of a Big 5 Accounting Firm’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States Co-founded MAIN; Joined Main Street group in 2002; affiliated with Main Street Group since 1999 Director of acquisitions / integration with Quanta Services (NYSE: PWR) Manager with a Big 5 Accounting Firm’s audit and transaction services groups Co-founded MAIN; Joined Main Street group in 2000 Investment associate at Sterling City Capital Manager with a Big 5 Accounting Firm’s transaction services group Vince Foster; CPA & JD(1) (2) Chairman, President and CEO Dwayne Hyzak; CPA(1) CFO and Senior Managing Director Curtis Hartman; CPA (1) (2) CCO(3) and Senior Managing Director David Magdol(1) CIO and Senior Managing Director Co-founded MAIN; Joined Main Street group in 2002 Vice President in Lazard Freres Investment Banking Division Vice President of McMullen Group (John J. McMullen’s Family Office)

Appendix

MAIN Financial Performance Total Investment Income ($ in millions) Distributable Net Investment Income ($ in millions) 128% 81% 37% Year over Year Growth 102% 99% 50% Year over Year Growth 23%(1) 29% (1) Reflects year-to-date June 30, 2014 performance compared with year-to-date June 30, 2013 performance 29%

MAIN Income Statement Summary

MAIN ST

($ in 000's)	Q2 13	Q3 13 (1)	Q4 13	Q1 14	Q2 14	Q2 14 vs. Q2 13 % Change
Total Investment Income	$ 27,800	$ 29,659	$ 33,393	$ 30,776	$ 34,877	25%
Expenses:						
Interest Expense	(5,542)	(5,922)	(4,892)	(5,286)	(5,473)	-1%
G&A Expense	(3,823)	(4,108)	(4,817)	(3,898)	(4,852)	27%
Distributable Net Investment Income (DNII)	18,435	19,629	23,684	21,592	24,552	33%
DNII Margin %	66.3%	66.2%	70.9%	70.2%	70.4%	
Net Realized Gain (Loss) (1)	805	(2,997)	9,870	1,443	(6,364)	NM
Distributable Net Realized Income (1)	19,240	16,632	33,554	23,035	18,188	-5%
Share-based compensation	(602)	(2,152)	(853)	(853)	(974)	62%
Net Realized Income (1)	18,638	14,480	32,701	22,182	17,214	-8%
Net Unrealized Appreciation (Depreciation) (1)	6,149	14,049	(14,878)	6,717	16,511	169%
Income Tax Benefit (Provision)	(783)	(475)	3,344	(1,665)	(3,775)	382%
Net Increase in Net Assets	$ 24,004	$ 28,054	$ 21,167	$ 27,234	$ 29,950	25%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Excludes the effects of the $4.8 million realized loss recognized in the third quarter of 2013 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the related accounting reversals of prior unrealized depreciation. The net effect of these items has no effect on Net Increase in Net Assets or Distributable Net Investment Income

Page 25

MAIN Balance Sheet Summary

MAIN ST

($ in 000's, except per share amounts)	Q2 13	Q3 13	Q4 13	Q1 14	Q2 14
LMM Portfolio Investments	$ 555,314	$ 635,821	$ 659,404	$ 654,431	$ 670,363
Middle Market Portfolio Investments	445,244	391,097	471,461	491,611	566,205
Private Loan Portfolio Investments	78,937	87,274	111,461	116,640	144,673
Other Portfolio Investments	34,600	38,215	42,798	43,872	48,398
External Investment Adviser	-	-	1,064	2,325	4,760
Marketable Securites and Idle Funds	21,759	19,963	13,301	11,258	8,974
Cash and Cash Equivalents	41,220	17,574	34,701	24,362	30,495
Other Assets	51,375	49,380	25,985	32,073	74,883
Total Assets	$ 1,228,449	$ 1,239,324	$ 1,360,175	$ 1,376,572	$ 1,548,751
Credit Facility	$ 215,000	$ 166,000	$ 237,000	$ 236,000	$ 253,000
SBIC Debentures (1)	212,123	148,259	187,050	213,039	213,879
Notes Payable	92,000	90,882	90,882	90,882	90,882
Other Liabilities	53,943	40,007	52,710	32,244	47,580
Net Asset Value (NAV)	655,383	794,176	792,533	804,407	943,410
Total Liabilities and Net Assets	$ 1,228,449	$ 1,239,324	$ 1,360,175	$ 1,376,572	$ 1,548,751
Total Portfolio Fair Value as % of Cost	112%	114%	111%	111%	111%
Common Stock Price Data:					
High Close	$ 32.13	$ 31.08	$ 33.13	$ 35.69	$ 33.54
Low Close	26.43	27.41	29.70	32.23	29.55
Quarter End Close	27.69	29.93	32.69	32.86	32.93

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Includes adjustment to the face value of Main Street Capital II, LP ("MSC II") SBIC debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total face value of SBIC debentures at June 30, 2014 was $225 million

Page 26

MAIN Liquidity and Capitalization

MAIN ST

($ in 000's)	Q2 13	Q3 13	Q4 13	Q1 14	Q2 14
Cash and Cash Equivalents	$ 41,220	$ 17,574	$ 34,701	$ 24,362	$ 30,495
Marketable Securities and Idle Funds	21,759	19,963	13,301	11,258	8,974
Total Liquidity	$ 62,979	$ 37,537	$ 48,002	$ 35,620	$ 39,469
Credit Facility (1)	$ 215,000	$ 166,000	$ 237,000	$ 236,000	$ 253,000
SBIC Debentures (2)	212,123	148,259	187,050	213,039	213,879
Notes Payable	92,000	90,882	90,882	90,882	90,882
Net Asset Value (NAV)	655,383	794,176	792,533	804,407	943,410
Total Capitalization	$ 1,174,506	$ 1,199,317	$ 1,307,465	$ 1,344,328	$ 1,501,171
Debt to NAV Ratio (3)	0.83 to 1.0	0.54 to 1.0	0.68 to 1.0	0.70 to 1.0	0.61 to 1.0
BDC Coverage Ratio (4)	0.48 to 1.0	0.33 to 1.0	0.42 to 1.0	0.41 to 1.0	0.37 to 1.0
Net Debt to NAV Ratio (5)	0.73 to 1.0	0.49 to 1.0	0.62 to 1.0	0.65 to 1.0	0.57 to 1.0
Interest Coverage Ratio (6)	5.20 to 1.0	4.93 to 1.0	4.93 to 1.0	4.85 to 1.0	5.15 to 1.0

(1) As of June 30, 2014, MAIN's credit facility had $502.5 million in total commitments with an accordion feature to increase up to $600.0 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities

(2) Includes adjustment to the face value of MSC II SBIC debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total face value of SBIC debentures at June 30, 2014 was $225 million

(3) SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV ratio is calculated based upon the face value of debt

(4) BDC Coverage ratio is Non-SBIC debt to NAV calculated based upon the face value of debt

(5) Net debt in this ratio includes face value of debt less cash and cash equivalents and marketable securities and idle funds investments

(6) DNII + interest expense / interest expense on a trailing twelve month basis

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

Page 27

MAIN Per Share Change in Net Asset Value (NAV)

	Q2 13	Q3 13 (1)	Q4 13	Q1 14	Q2 14
Beginning NAV/Share	$ 18.55	$ 18.72	$ 20.01	$ 19.89	$ 20.14
Distributable Net Investment Income	0.53	0.53	0.60	0.54	0.56
Share-Based Compensation Expense	(0.02)	(0.06)	(0.02)	(0.02)	(0.02)
Net Realized Gain (Loss) (1)	0.02	(0.08)	0.25	0.04	(0.14)
Net Unrealized Appreciation (Depreciation) (1)	0.18	0.38	(0.38)	0.17	0.37
Income Tax Benefit (Provision)	(0.02)	(0.01)	0.08	(0.05)	(0.09)
Net Increase in Net Assets	0.69	0.76	0.53	0.68	0.68
Regular Monthly Dividends to Shareholders	(0.47)	(0.47)	(0.48)	(0.50)	(0.50)
Supplemental Dividends to Shareholders	-	(0.20)	(0.25)	-	(0.28)
Accretive impact of stock offerings	-	1.12	-	-	1.07
Other (2)	(0.05)	0.08	0.08	0.07	(0.08)
Ending NAV/Share	$ 18.72	$ 20.01	$ 19.89	$ 20.14	$ 21.03
Weighted Average Shares	34,803,729	37,144,693	39,762,050	39,898,573	44,216,906

Certain fluctuations in per share amounts are due to rounding differences between quarters.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Excludes the effects of the $4.8 million realized loss recognized in the third quarter of 2013 on the repayment of the SBIC debentures which have been previously accounted for on the fair value method of accounting and the related accounting reversals of prior unrealized depreciation. The net effect of these items has no effect on Net Increase in Net Assets or Distributable Net Investment Income

(2) Includes accretive impact of shares issued in DRIP, differences in weighted average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes

Page 28

MAIN Income Statement Summary – Last Four Years

MAIN ST

($ in 000's)	2010 (1)	2011	2012	2013 (2)
Total Investment Income	$ 36,508	$ 66,240	$ 90,520	$ 116,497
Expenses:				
Interest Expense	(9,058)	(13,518)	(15,631)	(20,238)
G&A Expense	(6,700)	(11,398)	(12,999)	(16,626)
Distributable Net Investment Income (DNII)	20,749	41,324	61,890	79,633
DNII Margin %	56.8%	62.4%	68.4%	68.4%
Net Realized Gains (Losses)	(2,880)	2,638	16,479	7,277
Distributable Net Realized Income	17,870	43,963	78,369	86,910
Share-based compensation	(1,489)	(2,047)	(2,565)	(4,210)
Net Realized Income	16,381	41,916	75,804	82,700
Net Unrealized Appreciation	19,639	28,478	39,460	14,120
Income Tax Benefit (Provision)	(941)	(6,288)	(10,820)	35
Net Increase in Net Assets	35,080	64,105	104,444	96,855
Minority Interests	(1,226)	(1,139)	(54)	-
Net Increase in Net Assets Attributable to Common Stock	$ 33,854	$ 62,966	$ 104,390	$ 96,855

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) 2010 excludes bargain purchase gain related to acquisition of Main Street Capital II, LP
(2) 2013 excludes the effects of the $4.8 million realized loss recognized in the third quarter of 2013 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the related accounting reversals of prior unrealized depreciation. The net effect of these items has no effect on Net Increase in Net Assets or Distributable Net Investment Income

Page 29

MAIN Balance Sheet Summary – Last Four Years

MAIN ST

($ in 000's, except per share amounts)	2010	2011	2012	2013
LMM Portfolio Investments	$ 270,176	$ 403,980	$ 482,865	$ 659,324
Middle Market Portfolio Investments	67,140	220,195	351,973	471,500
Private Loan Investments	9,443	17,940	65,493	111,500
Other Portfolio Investments	-	14,109	24,100	42,800
External Investment Adviser	-	-	-	1,064
Internal Investment Advisor	2,052	1,869	-	-
Marketable Securites and Idle Funds	68,753	26,242	28,535	13,301
Cash and Cash Equivalents	22,334	42,650	63,517	34,701
Other Assets	9,026	10,707	19,742	25,985
Total Assets	$ 448,924	$ 737,692	$ 1,036,225	$ 1,360,175
SBIC Debentures (1)	$ 155,558	$ 201,887	$ 211,467	$ 187,050
Credit Facility	39,000	107,000	132,000	237,000
Notes Payable				90,882
Other Liabilities	4,383	17,617	49,782	52,710
Net Asset Value (NAV)	245,535	405,711	642,976	792,533
Noncontrolling Interest	4,448	5,477	-	-
Total Liabilities and Net Assets	$ 448,924	$ 737,692	$ 1,036,225	$ 1,360,175
Total Portfolio Fair Value as % of Cost	109%	111%	113%	111%

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Includes adjustment to the face value of Main Street Capital II, LP ("MSC II") SBIC debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total face value of SBIC debentures at December 31, 2013, 2012, 2011, and 2010 were $200,200, 225,000, $220,000, $180,000, respectively.

Page 30

MAIN Liquidity and Capitalization – Last Four Years

MAIN ST

($ in 000's)	2010	2011	2012	2013
Cash and Cash Equivalents	$ 22,334	$ 42,650	$ 63,517	$ 34,701
Marketable Securities and Idle Funds	68,753	26,242	28,535	13,301
Total Liquidity	$ 91,087	$ 68,892	$ 92,052	$ 48,002
SBIC Debentures (1)	155,558	201,887	211,467	187,050
Notes Payable	-	-	-	90,882
Credit Facility	39,000	107,000	132,000	237,000
Net Asset Value (NAV)	245,535	405,711	642,976	792,609
Total Capitalization	$ 440,093	$ 714,598	$ 986,443	$ 1,307,541
Debt to NAV Ratio (2)	0.99 to 1.0	0.84 to 1.0	0.57 to 1.0	0.68 to 1.0
BDC Coverage Ratio (3)	0.18 to 1.0	0.28 to 1.0	0.21 to 1.0	0.42 to 1.0
Net Debt to NAV Ratio (4)	0.58 to 1.0	0.67 to 1.0	0.42 to 1.0	0.62 to 1.0
Interest Coverage Ratio (5)	3.29 to 1.0	4.06 to 1.0	4.96 to 1.0	4.93 to 1.0

(1) Includes adjustment to the face value of MSC II SBIC debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total face value of SBIC debentures at December 31, 2013, 2012, 2011, and 2010 were $200,200, 225,000, $220,000, $180,000, respectively

(2) SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV ratio is calculated based upon the face value of debt

(3) BDC Coverage ratio is Non-SBIC debt to NAV calculated based upon the face value of debt

(4) Net debt in this ratio includes face value of debt less cash and cash equivalents and marketable securities and idle funds investments

(5) DNII + interest expense / interest expense on a trailing twelve month basis

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

Page 31

MAIN Historical Highlights

($ in millions)

Milestones	2007 / 2008	2009	2010	2011	2012	2013	2014(1)
Significant Events	▸IPO $64.5 NASDAQ Listing (Oct 2007) ▸Russell Microcap® Index (Jun 2008)	▸SBIC Debt Cap Increased to $225.0 (Feb) ▸Russell 2000 Listing (Jun)	▸Exchange Offer for 88% Ownership of Main Street Capital II (MSC II) (2nd SBIC License) (Jan) ▸NYSE Listing (Oct)	▸SBIC of the Year Award (May)	▸Purchase of Remaining Equity In MSC II (Mar)	▸Supplemental Dividends: - $0.35/share (Jan) - $0.20/share (Jul) - $0.25/share (Dec)	▸Supplemental Dividends: - $0.275/share (Jun)
Senior Credit Facility	▸$30.0 (Oct 2008)		▸$85.0 (Sep)	▸$100.0 (Jan) ▸$155.0 (Jun) ▸$210.0 (Nov) ▸$235.0 (Dec)	▸$277.5 (May) ▸$287.5 (Jul) ▸Extension to 5-year maturity (Nov)	▸$372.5 (May) ▸$445.0 (Sep) ▸Revolving for full 5-year period (Sep)	▸$522.5 (Sep)
Debt Offerings						▸$92.0 6.125% 10-Year Notes (Apr)	
Equity Offerings	▸IPO $64.5 (Oct 2007)	▸$17.4 (May)	▸$42.4 (Jan) ▸$48.3 (Aug)	▸$73.9 (Mar) ▸$60.4 (Oct)	▸$97.0 (Jun) ▸$80.5 (Dec)	▸$136.9 (Aug)	▸$144.9 (Apr)
Total Value of Investment Portfolio and Number of Companies(2)	2007 $105.7 27 Companies 2008 $127.0 31 Companies	$159.2 41 Companies	$408.0 77 Companies	$658.1 114 Companies	$924.4 147 Companies	$1,286.2 176 Companies	$1,434,4 180 Companies

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Through August 8, 2014, unless otherwise noted

(2) Through June 30, 2014

Page 32